UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08797
                                   811-09049

Name of Fund: Merrill Lynch International Fund of Mercury Funds, Inc.
              Merrill Lynch Master International Portfolio of Mercury Master
              Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Merrill
      Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 11/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        International Fund

Semi-Annual Report
November 30, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch International Fund

Portfolio Information as of November 30, 2004

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
TotalFinaElf SA ..............................................            4.0%
Barclays PLC .................................................            2.7
Toyota Motor Corporation .....................................            2.5
Allied Irish Banks PLC .......................................            2.3
Sanofi-Aventis ...............................................            2.1
Royal Bank of Scotland Group PLC .............................            2.1
Vodafone Group PLC ...........................................            1.9
BNP Paribas SA ...............................................            1.9
Statoil ASA ..................................................            1.8
AstraZeneca Group PLC ........................................            1.7
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Commercial Banks .............................................           18.4%
Oil & Gas ....................................................            9.2
Pharmaceuticals ..............................................            5.9
Wireless Telecommunication Services ..........................            5.4
Insurance ....................................................            4.1
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
Geographic Asset Mix                                           Total Investments
--------------------------------------------------------------------------------
Europe (Ex United Kingdom) ..............................                42.0%
United Kingdom ..........................................                25.7
Japan ...................................................                20.6
Pacific Basin/Asia (Ex Japan) ...........................                 5.6
Latin America ...........................................                 0.9
Other* ..................................................                 5.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

                                                                      Percent of
Ten Largest Countries                                                 Net Assets
--------------------------------------------------------------------------------
United Kingdom ..........................................                27.1%
Japan ...................................................                21.6
France ..................................................                11.1
Switzerland .............................................                 8.3
Italy ...................................................                 5.3
Netherlands .............................................                 3.9
Germany .................................................                 3.4
Spain ...................................................                 3.3
Finland .................................................                 2.9
Ireland .................................................                 2.3
--------------------------------------------------------------------------------


2            MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

A Letter From the President

Dear Shareholder

For the year ended November 30, 2004, international stock markets provided positive total returns. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which measures the performance of equity markets in 21 developed nations (excluding the U.S. and Canada), returned +24.19% for the 12-month period. Emerging markets also fared well. The MSCI Emerging Markets (EM) Latin America Index, for example, recorded a 12-month return of +43.31%. For the six-month period ended November 30, 2004, the MSCI EAFE Index returned +12.58% and the MSCI EM Latin America Index returned +35.58%.

In the second half of the past year, investors signaled some concern over global interest rates, which entered a tightening cycle in certain areas; oil and commodity prices, with oil exceeding $50 per barrel recently; and geopolitical stress, including continued tensions in Iraq and the ever-present threat of terrorism. For the most part, however, equity markets have continued to be supported by improving economies in important areas around the globe.

In the United States, the Federal Reserve Board (the Fed) recently increased the target interest rate from 1% to 2.25% in five separate moves through December
14. This represents a shift from a long-run accommodative monetary stance, and an indication from the Fed that the U.S. economy is strengthening.

China has continued to record a remarkable rate of economic expansion, helping to fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth eased modestly, but still expanded at a rate of 9.1% in the third quarter of 2004. Other Asian economies, such as that of Korea, Malaysia, Singapore, Taiwan and Thailand, appear primed for growth in the area of 5% - 6% in 2004. Many markets in Latin America also have benefited from strong economic growth, in addition to fiscal stability in most countries and a relatively benign interest rate environment. In Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration could provide long-term economic benefits.

Our investment professionals are closely monitoring the world's markets and the global economy in an effort to make well-informed decisions for the portfolios they manage. We encourage you to remain focused on the disciplines of asset allocation, diversification and rebalancing, and to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

Finally, after 35 years in the asset management business, it is with great satisfaction and some nostalgia that I embark on my retirement, effective January 1, 2005. The industry has evolved significantly over the past three and a half decades, and I am privileged to have been a part of it. I wish you continued success as you pursue your investment goals and, as always, I thank you for allowing Merrill Lynch Investment Managers to be a part of your financial life.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004         3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      Our focus on quality benefited performance during the period as investors began to rotate away from more speculative investments.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2004, Merrill Lynch International Fund's Class A, Class B, Class C and Class I Shares had total returns of +11.45%, +10.93%, +10.93% and +11.50%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, returned +12.58%, and its comparable Lipper category of International Large Cap Core Funds had an average return of +10.56%. (Funds in this Lipper category invest at least 75% of their equity assets in companies outside the United States with market capitalizations -- on a three-year weighted basis -- greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.)

Our focus on quality, valuation and fundamentals was rewarded in the past six months as speculative factors that dominated the markets last year began to subside. Global equity markets traded in a range for much of the period as concerns over decelerating economic and earnings growth surfaced. The combination of rising interest rates, slowing economic and corporate earnings growth, and rising oil prices all served to cast doubt on the earnings expectations embedded into some of the most risky, leveraged and expensive stocks following last year's rally. A number of companies failed to meet the market's lofty expectations and were punished severely as a consequence. Several technology companies were impacted by evidence of weak demand and rising inventories globally. This was particularly true of the semiconductor sector, where companies such as ASML and STMicroelectronics in Europe, and NEC in Japan, were affected by these concerns. Elsewhere, we heard profit warnings from Unilever in the consumer staples sector and Electrolux in the consumer durables space. Rising raw materials prices and intense competition appeared to be the causes. The portfolio was not invested in any of these stocks.

In this environment, the Portfolio performed well on an absolute basis and was able to exceed its Lipper group average, although returns lagged the benchmark due to stock-specific issues. Our high level of exposure to the energy sector was particularly positive, with a number of holdings making sharp gains as the price of oil reached $50 per barrel. Statoil, ENI SpA, TotalFinaElf SA and BP Amoco PLC were among those that made significant headway. Within the financials sector, our holdings of European banks performed well. Allied Irish Banks PLC and Bank of Ireland benefited from evidence that operating conditions in the Irish market remained supportive. Banca Intesa SpA of Italy exceeded earnings expectations, driven by lower operating costs and provisioning. We also believe an increase in loan demand may be possible from a low base as economic conditions improve in Italy.

These gains were offset by negative contributions from other areas. Our avoidance of some mining and metals stocks, such as BHP Billiton, was a hindrance relative to the benchmark, as these stocks benefited from strong commodity prices. While we recognized the positive near-term environment, we had concerns over rising costs and increasing capacity in the medium term. These concerns were not reflected in the stock prices, in our view. Late in the period, the Portfolio's holdings of blue chip exporters in Japan were influenced by anxieties over the strengthening yen. Auto makers Toyota Motor Corporation and Nissan Motor Co., Ltd. suffered despite continued sales strength. We believe long-term growth potential remains for both of these companies, particularly in the United States, where they are capturing market share. In addition, a large proportion of production is actually carried out in the United States, where the cars are sold. As the yen appreciates, the sale price of the cars (in yen terms) falls, but the production costs (in yen terms) also fall, mitigating the negative impact.

Late in the period, equity markets rallied as the price of oil softened from its October peak and President Bush was re-elected to the White House. Both factors were seen as supportive of global equity markets. However, as we move into 2005, we believe some areas of the market remain overvalued and that investors may be forced to re-evaluate profit expectations in those areas.


4            MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

What changes were made to the Portfolio during the period?

In the consumer staples sector, we initiated a position in the U.K. confectionary and beverage company, Cadbury Schweppes PLC. The new chief executive officer has made the integration of existing businesses a priority, and we believe there is scope for efficiency gains through consolidating production and streamlining distribution. In our view, this should mitigate the rising costs of raw materials and intense competitive environment that has impacted the sector. We sold Nestle SA following news that the company was investing more heavily than we had expected to keep sales growing at close to target rates.

Within the materials sector, we increased our holding of paper company Stora Enso Oyj following early indications that pricing power was returning to the industry as increased volumes had reduced spare capacity.

Within the healthcare sector, we initiated positions in dental implant manufacturers Nobel Biocare Holding AG and Straumann AG. The dental implant market is immature but growing rapidly as the procedures used to insert the implants become easier and quicker to perform as technology improves. This enables general dentists to use implants, creating the opportunity for increased market penetration. We view this as a high growth area within healthcare, and we believe the market is underestimating the growth rate and earnings power of these companies.

How would you characterize the Portfolio's position at the close of the period?

We continue to believe that global economic conditions are generally supportive of equity markets but that stock picking and fundamentals will be key in 2005. The environment of rising interest rates and slowing economic growth has already cast doubt on the earnings expectations embedded into some of the most expensive, lower-quality and highly leveraged stocks. We believe investors will focus on higher-quality companies capable of delivering more sustainable earnings growth, where valuations are reasonable. In our view, companies with franchise strength and pricing power should be better able to cope with higher input costs and the tough competitive backdrop. The Portfolio retains its focus on these companies.

In addition, the Portfolio is biased toward an improvement in corporate rather than consumer spending. Exposure to economic sensitivity typically is gained through media, industrial, and selected information technology and financial holdings. We are underweight in retail and areas in materials, such as mining/commodity stocks, as well as semiconductors, networking and telecommunications equipment stocks, where we find valuations to be too high. Finally, the Portfolio has exposure to oil stocks with attractive asset profiles and undervalued franchises in areas such as banking, personal products and beverages.

Ian Rowley
Vice President and Co-Portfolio Manager

Nigel Waller
Vice President and Co-Portfolio Manager

December 16, 2004


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004         5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives.

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

o Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                         6-Month         12-Month     Since Inception
As of November 30,2004                                Total Return     Total Return     Total Return
=====================================================================================================
ML International Fund Class A Shares*                    +11.45%          +20.34%          + 5.53%
-----------------------------------------------------------------------------------------------------
ML International Fund Class B Shares*                    +10.93           +19.34           + 0.63
-----------------------------------------------------------------------------------------------------
ML International Fund Class C Shares*                    +10.93           +19.34           + 0.64
-----------------------------------------------------------------------------------------------------
ML International Fund Class I Shares*                    +11.50           +20.58           + 7.13
-----------------------------------------------------------------------------------------------------
MSCI Europe, Australasia and Far East Index**            +12.58           +24.19           +25.53
-----------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 10/30/98.
** This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East. Since inception total return is from 10/30/98.


6            MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

Performance Data (concluded)

Average Annual Total Return

                                                Return Without     Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 11/30/04                             +20.34%           +14.02%
--------------------------------------------------------------------------------
Five Years Ended 11/30/04                           - 3.64            - 4.67
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/04                                    + 0.89              0.00
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    Return             Return
                                                 Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 11/30/04                             +19.34%           +15.34%
--------------------------------------------------------------------------------
Five Years Ended 11/30/04                           - 4.38            - 4.74
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/04                                    + 0.10            + 0.10
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                    Return             Return
                                                 Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 11/30/04                             +19.34%           +18.34%
--------------------------------------------------------------------------------
Five Years Ended 11/30/04                           - 4.38            - 4.38
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/04                                    + 0.10            + 0.10
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                Return Without     Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 11/30/04                             +20.58%           +14.25%
--------------------------------------------------------------------------------
Five Years Ended 11/30/04                           - 3.39            - 4.43
--------------------------------------------------------------------------------
Inception (10/30/98)
through 11/30/04                                    + 1.14            + 0.25
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004         7

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2004 and held through November 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds:

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                      Beginning                 Ending          During the Period*
                                                    Account Value            Account Value       June 1, 2004 to
                                                     June 1, 2004          November 30, 2004    November 30, 2004
==================================================================================================================
Actual
==================================================================================================================
Class A                                                $1,000                  $1,114.50              $10.78
------------------------------------------------------------------------------------------------------------------
Class B                                                $1,000                  $1,109.30              $14.94
------------------------------------------------------------------------------------------------------------------
Class C                                                $1,000                  $1,109.30              $14.99
------------------------------------------------------------------------------------------------------------------
Class I                                                $1,000                  $1,115.00              $ 9.43
==================================================================================================================
Hypothetical (5% annual return before expenses)**
==================================================================================================================
Class A                                                $1,000                  $1,015.29              $10.27
------------------------------------------------------------------------------------------------------------------
Class B                                                $1,000                  $1,011.31              $14.25
------------------------------------------------------------------------------------------------------------------
Class C                                                $1,000                  $1,011.26              $14.30
------------------------------------------------------------------------------------------------------------------
Class I                                                $1,000                  $1,016.56              $ 8.99
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.00% for Class A, 2.78% for Class B, 2.79% for Class C and 1.75% for Class I), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most fiscal half-year divided by 365.


8            MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

Statement of Assets and Liabilities             Merrill Lynch International Fund

As of November 30, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investment in Merrill Lynch Master International Portfolio
                        (the "Portfolio"), at value (identified cost--$114,125,491) ......                      $ 145,782,451
                       Prepaid expenses ..................................................                             48,783
                                                                                                                -------------
                       Total assets ......................................................                        145,831,234
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Other affiliates ...............................................    $     111,553
                          Distributor ....................................................           94,837
                          Administrator ..................................................            3,994           210,384
                                                                                              -------------
                       Accrued expenses ..................................................                             44,315
                                                                                                                -------------
                       Total liabilities .................................................                            254,699
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                      $ 145,576,535
                                                                                                                =============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized ................................................                      $         303
                       Class B Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized ................................................                                805
                       Class C Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized ................................................                                277
                       Class I Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized ................................................                                139
                       Paid-in capital in excess of par ..................................                        227,691,008
                       Accumulated investment loss--net ..................................    $    (455,371)
                       Accumulated realized capital losses allocated from the
                        Portfolio--net ...................................................     (113,317,586)
                       Unrealized appreciation allocated from the Portfolio--net .........       31,656,960
                                                                                              -------------
                       Total accumulated losses--net .....................................                        (82,115,997)
                                                                                                                -------------
                       Net Assets ........................................................                      $ 145,576,535
                                                                                                                =============
=============================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $29,688,502 and 3,028,975 shares
                        outstanding ......................................................                      $        9.80
                                                                                                                =============
                       Class B--Based on net assets of $75,968,400 and 8,046,898 shares
                        outstanding ......................................................                      $        9.44
                                                                                                                =============
                       Class C--Based on net assets of $26,137,770 and 2,769,596 shares
                        outstanding ......................................................                      $        9.44
                                                                                                                =============
                       Class I--Based on net assets of $13,781,863 and 1,392,954 shares
                        outstanding ......................................................                      $        9.89
                                                                                                                =============

      See Notes to Financial Statements.


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004         9

[LOGO] Merrill Lynch Investment Managers

Statement of Operations                         Merrill Lynch International Fund

For the Six Months Ended November 30, 2004
=============================================================================================================================
Investment Income Allocated from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Portfolio:
                          Dividends (net of $157,118 foreign withholding tax) ............                      $   1,346,220
                          Securities lending .............................................                             25,508
                          Interest from affiliates .......................................                                588
                          Expenses .......................................................                           (690,979)
                                                                                                                -------------
                       Net investment income allocated from the Portfolio ................                            681,337
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class B ................    $     379,726
                       Administration fees ...............................................          180,463
                       Transfer agent fees--Class B ......................................          173,219
                       Account maintenance and distribution fees--Class C ................          131,804
                       Transfer agent fees--Class C ......................................           61,286
                       Transfer agent fees--Class A ......................................           59,691
                       Account maintenance fees--Class A .................................           35,473
                       Printing and shareholder reports ..................................           33,250
                       Registration fees .................................................           31,134
                       Transfer agent fees--Class I ......................................           28,799
                       Professional fees .................................................           14,831
                       Other .............................................................            7,570
                                                                                              -------------
                       Total expenses ....................................................                          1,137,246
                                                                                                                -------------
                       Investment loss--net ..............................................                           (455,909)
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain Allocated from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments and foreign currency transactions
                        allocated from the Portfolio .....................................                          7,058,939
                       Change in unrealized appreciation on investments and foreign
                        currency transactions allocated from the Portfolio--net ..........                          8,211,116
                                                                                                                -------------
                       Total realized and unrealized gain allocated from the Portfolio--net                        15,270,055
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $  14,814,146
                                                                                                                =============

      See Notes to Financial Statements.


10           MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

Statements of Changes in Net Assets             Merrill Lynch International Fund

                                                                                                 For the Six        For the
                                                                                                 Months Ended     Year Ended
                                                                                                 November 30,       May 31,
Increase (Decrease) in Net Assets:                                                                  2004             2004
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment loss--net ..............................................    $    (455,909)    $     (15,554)
                       Realized gain allocated from the Portfolio--net ...................        7,058,939        15,981,361
                       Change in unrealized appreciation allocated from the Portfolio--net        8,211,116        11,746,630
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............       14,814,146        27,712,437
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                        Class A ..........................................................          (20,936)               --
                        Class B ..........................................................               --                --
                        Class C ..........................................................               --                --
                        Class I ..........................................................          (43,937)               --
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to shareholders          (64,873)               --
                                                                                              -------------------------------
=============================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share transactions       (15,713,424)      (32,937,762)
                                                                                              -------------------------------
=============================================================================================================================
Redemption fees
-----------------------------------------------------------------------------------------------------------------------------
                       Redemption fees ...................................................              144                --
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ......................................         (964,007)       (5,225,325)
                       Beginning of period ...............................................      146,540,542       151,765,867
                                                                                              -------------------------------
                       End of period* ....................................................    $ 145,576,535     $ 146,540,542
                                                                                              ===============================
                          * Undistributed (accumulated) investment income (loss)--net ....    $    (455,371)    $      65,411
                                                                                              ===============================

      See Notes to Financial Statements.


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004        11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                            Merrill Lynch International Fund

                                                                                              Class A
                                                                 -----------------------------------------------------------------
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended              For the Year Ended May 31,
                                                                 November 30,   --------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2004         2004          2003          2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..   $   8.80       $   7.34      $   8.45      $   9.44      $  12.32
                                                                 -----------------------------------------------------------------
                       Investment income (loss)--net** .......         --@@          .04           .03            --+         (.01)
                       Realized and unrealized gain (loss)
                        allocated from the Portfolio--net ....       1.01           1.42         (1.14)         (.99)        (2.24)
                                                                 -----------------------------------------------------------------
                       Total from investment operations ......       1.01           1.46         (1.11)         (.99)        (2.25)
                                                                 -----------------------------------------------------------------
                       Less dividends and distributions:
                          In excess of investment
                           income--net .......................       (.01)            --            --            --            --
                          Realized gain allocated from the
                           Portfolio--net ....................         --             --            --            --          (.57)
                          In excess of realized gain allocated
                           from the Portfolio--net ...........         --             --            --            --          (.06)
                                                                 -----------------------------------------------------------------
                       Total dividends and distributions .....       (.01)            --            --            --          (.63)
                                                                 -----------------------------------------------------------------
                       Net asset value, end of period ........   $   9.80       $   8.80      $   7.34      $   8.45      $   9.44
                                                                 =================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ....      11.45%@        19.89%       (13.14%)      (10.49%)      (19.13%)
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses++ ............................       2.00%*         2.00%         2.02%         1.87%         1.66%
                                                                 =================================================================
                       Investment income (loss)--net .........       (.09%)*         .55%          .48%          .06%         (.07%)
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in
                        thousands) ...........................   $ 29,689       $ 28,428      $ 27,838      $ 33,815      $ 42,643
                                                                 =================================================================
                       Portfolio turnover of Merrill Lynch
                        Master International Portfolio .......      25.36%         73.55%       132.93%       140.65%        88.01%
                                                                 =================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effect of sales charges.
+     Amount is less than $.01 per share.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


12           MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

Financial Highlights (continued)                Merrill Lynch International Fund

                                                                                              Class B
                                                                 -----------------------------------------------------------------
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended              For the Year Ended May 31,
                                                                 November 30,   --------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2004         2004          2003          2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..   $   8.51       $   7.14      $   8.29      $   9.34      $  12.24
                                                                 -----------------------------------------------------------------
                       Investment loss--net** ................       (.04)          (.02)         (.02)         (.06)         (.10)
                       Realized and unrealized gain (loss)
                        allocated from the Portfolio--net ....        .97           1.39         (1.13)         (.99)        (2.21)
                                                                 -----------------------------------------------------------------
                       Total from investment operations ......        .93           1.37         (1.15)        (1.05)        (2.31)
                                                                 -----------------------------------------------------------------
                       Less distributions:
                          Realized gain allocated from the
                           Portfolio--net ....................         --             --            --            --          (.54)
                          In excess of realized gain allocated
                           from the Portfolio--net ...........         --             --            --            --          (.05)
                                                                 -----------------------------------------------------------------
                       Total distributions ...................         --             --            --            --          (.59)
                                                                 -----------------------------------------------------------------
                       Net asset value, end of period ........   $   9.44       $   8.51      $   7.14      $   8.29      $   9.34
                                                                 =================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ....      10.93%@        19.19%       (13.87%)      (11.24%)      (19.69%)
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses+ .............................       2.78%*         2.80%         2.82%         2.64%         2.44%
                                                                 =================================================================
                       Investment loss--net ..................       (.89%)*        (.25%)        (.36%)        (.77%)        (.85%)
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in
                        thousands) ...........................   $ 75,968       $ 76,727      $ 75,953      $112,586      $167,788
                                                                 =================================================================
                       Portfolio turnover of the Merrill Lynch
                        Master International Portfolio .......      25.36%         73.55%       132.93%       140.65%        88.01%
                                                                 =================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effect of sales charges.
+     Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004        13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)                Merrill Lynch International Fund

                                                                                              Class C
                                                                 -----------------------------------------------------------------
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended              For the Year Ended May 31,
                                                                 November 30,   --------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2004         2004          2003          2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..   $   8.51       $   7.14      $   8.29      $   9.34      $  12.24
                                                                 -----------------------------------------------------------------
                       Investment loss--net** ................       (.04)          (.02)         (.03)         (.07)         (.10)
                       Realized and unrealized gain (loss)
                        allocated from the Portfolio--net ....        .97           1.39         (1.12)         (.98)        (2.21)
                                                                 -----------------------------------------------------------------
                       Total from investment operations ......        .93           1.37         (1.15)        (1.05)        (2.31)
                                                                 -----------------------------------------------------------------
                       Less distributions:
                          Realized gain allocated from the
                           Portfolio--net ....................         --             --            --            --          (.54)
                          In excess of realized gain allocated
                           from the Portfolio--net ...........         --             --            --            --          (.05)
                                                                 -----------------------------------------------------------------
                       Total distributions ...................         --             --            --            --          (.59)
                                                                 -----------------------------------------------------------------
                       Net asset value, end of period ........   $   9.44       $   8.51      $   7.14      $   8.29      $   9.34
                                                                 =================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ....      10.93%@        19.19%       (13.87%)      (11.24%)      (19.70%)
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses+ .............................       2.79%*         2.82%         2.82%         2.64%         2.43%
                                                                 =================================================================
                       Investment loss--net ..................       (.89%)*        (.29%)        (.42%)        (.83%)        (.88%)
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in
                        thousands) ...........................   $ 26,138       $ 27,485      $ 32,018      $ 56,945      $109,170
                                                                 =================================================================
                       Portfolio turnover of the Merrill Lynch
                        Master International Portfolio .......      25.36%         73.55%       132.93%       140.65%        88.01%
                                                                 =================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effect of sales charges.
+     Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


14           MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

Financial Highlights (concluded)                Merrill Lynch International Fund

                                                                                              Class I
                                                                 -----------------------------------------------------------------
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended              For the Year Ended May 31,
                                                                 November 30,   --------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2004         2004          2003          2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..   $   8.90       $   7.40      $   8.49      $   9.47      $  12.34
                                                                 -----------------------------------------------------------------
                       Investment income--net** ..............        .01            .06           .05           .02           .02
                       Realized and unrealized gain (loss)
                        allocated from the Portfolio--net ....       1.01           1.44         (1.14)        (1.00)        (2.25)
                                                                 -----------------------------------------------------------------
                       Total from investment operations ......       1.02           1.50         (1.09)         (.98)        (2.23)
                                                                 -----------------------------------------------------------------
                       Less dividends and distributions:
                          In excess of investment income--net        (.03)            --            --            --            --
                          Realized gain allocated from the
                           Portfolio--net ....................         --             --            --            --          (.59)
                          In excess of realized gain allocated
                           from the Portfolio--net ...........         --             --            --            --          (.05)
                                                                 -----------------------------------------------------------------
                       Total dividends and distributions .....       (.03)            --            --            --          (.64)
                                                                 -----------------------------------------------------------------
                       Net asset value, end of period ........   $   9.89       $   8.90      $   7.40      $   8.49      $   9.47
                                                                 =================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ....      11.50%@        20.27%       (12.84%)      (10.35%)      (18.91%)
                                                                 =================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses+ .............................       1.75%*         1.77%         1.77%         1.61%         1.41%
                                                                 =================================================================
                       Investment income--net ................        .15%*          .75%          .67%          .22%          .15%
                                                                 =================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in
                        thousands) ...........................   $ 13,782       $ 13,901      $ 15,957      $ 25,281      $ 46,569
                                                                 =================================================================
                       Portfolio turnover of the Merrill Lynch
                        Master International Portfolio .......      25.36%         73.55%       132.93%       140.65%        88.01%
                                                                 =================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effect of sales charges.
+     Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004        15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                   Merrill Lynch International Fund

1. Significant Accounting Policies:

Merrill Lynch International Fund (the "Fund") is a series of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective and strategies by investing all of its assets in Merrill Lynch Master International Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at November 30, 2004 was 100%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.


16           MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

Notes to Financial Statements (continued)       Merrill Lynch International Fund

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A ................................                .25%              --
Class B ................................                .25%             .75%
Class C ................................                .25%             .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

--------------------------------------------------------------------------------
                                                        FAMD              MLPF&S
--------------------------------------------------------------------------------
Class A ................................                $ 24               $274
--------------------------------------------------------------------------------

For the six months ended November 30, 2004, MLPF&S received contingent deferred sales charges of $49,181 and $384 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $15,713,424 and $32,937,762 for the six months ended November 30, 2004 and the year ended May 31, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                       Dollar
Ended November 30, 2004                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            362,580        $  3,300,775
Automatic conversion of shares .........            113,994           1,032,712
Shares issued to shareholders
   in reinvestment of dividends ........              2,364              20,213
                                                -----------        ------------
Total issued ...........................            478,938           4,353,700
Shares redeemed ........................           (678,670)         (6,091,192)
                                                -----------        ------------
Net decrease ...........................           (199,732)       $ (1,737,492)
                                                ===========        ============

--------------------------------------------------------------------------------
Class A Shares for the Year                                             Dollar
Ended May 31, 2004                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,738,359        $ 28,685,371
Automatic conversion of shares .........            120,023           1,048,446
                                                -----------        ------------
Total issued ...........................          3,858,382          29,733,817
Shares redeemed ........................         (4,424,278)        (34,529,136)
                                                -----------        ------------
Net decrease ...........................           (565,896)       $ (4,795,319)
                                                ===========        ============

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                       Dollar
Ended November 30, 2004                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            725,620        $  6,316,102
Automatic conversion of shares .........           (118,233)         (1,032,712)
Shares redeemed ........................         (1,578,707)        (13,742,707)
                                                -----------        ------------
Net decrease ...........................           (971,320)       $ (8,459,317)
                                                ===========        ============

--------------------------------------------------------------------------------
Class B Shares for the Year                                             Dollar
Ended May 31, 2004                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,272,860        $ 18,123,747
Automatic conversion of shares .........           (123,953)         (1,048,446)
Shares redeemed ........................         (3,763,426)        (30,148,823)
                                                -----------        ------------
Net decrease ...........................         (1,614,519)       $(13,073,522)
                                                ===========        ============

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                       Dollar
Ended November 30, 2004                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             29,446        $    256,378
Shares redeemed ........................           (491,312)         (4,244,064)
                                                -----------        ------------
Net decrease ...........................           (461,866)       $ (3,987,686)
                                                ===========        ============


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004        17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)       Merrill Lynch International Fund

--------------------------------------------------------------------------------
Class C Shares for the Year                                             Dollar
Ended May 31, 2004                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            132,070        $  1,048,865
Shares redeemed ........................         (1,383,797)        (11,091,658)
                                                -----------        ------------
Net decrease ...........................         (1,251,727)       $(10,042,793)
                                                ===========        ============

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                       Dollar
Ended November 30, 2004                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             16,160        $    147,895
Shares issued to shareholders
   in reinvestment of dividends ........              4,361              37,592
                                                -----------        ------------
Total issued ...........................             20,521             185,487
Shares redeemed ........................           (189,501)         (1,714,416)
                                                -----------        ------------
Net decrease ...........................           (168,980)       $ (1,528,929)
                                                ===========        ============

--------------------------------------------------------------------------------
Class I Shares for the Year                                             Dollar
Ended May 31, 2004                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            178,069        $  1,395,217
Shares redeemed ........................           (773,737)         (6,421,345)
                                                -----------        ------------
Net decrease ...........................           (595,668)       $ (5,026,128)
                                                ===========        ============

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. For the six months ended November 30, 2004, the Fund charged redemption fees of $144.

5. Capital Loss Carryforward:

On May 31, 2004, the Fund had a net capital loss carryforward of $118,835,080, of which $72,072,028 expires in 2010 and $46,763,052 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


18           MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

Schedule of Investments             Merrill Lynch Master International Portfolio

                                                                                                                         Value
Europe                    Industry*                          Shares Held     Common Stocks                        (in U.S. dollars)
===================================================================================================================================
Finland--2.9%             Machinery--0.8%                         15,428     Kone Corporation 'B'                      $  1,137,594
                          ---------------------------------------------------------------------------------------------------------
                          Paper & Forest Products--2.1%          116,698     Stora Enso Oyj 'R'                           1,864,272
                                                                  51,787     UPM-Kymmene Oyj                              1,166,627
                                                                                                                       ------------
                                                                                                                          3,030,899
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Finland               4,168,493
===================================================================================================================================
France--11.1%             Building Products--0.2%                  5,410     Compagnie de Saint-Gobain                      307,811
                          ---------------------------------------------------------------------------------------------------------
                          Chemicals--1.1%                          9,610     Air Liquide                                  1,661,660
                          ---------------------------------------------------------------------------------------------------------
                          Commercial Banks--1.9%                  39,120     BNP Paribas SA                               2,719,205
                          ---------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication           19,362     France Telecom SA                              608,072
                          Services--0.4%
                          ---------------------------------------------------------------------------------------------------------
                          Food Products--0.3%                      4,904     Groupe Danone                                  437,009
                          ---------------------------------------------------------------------------------------------------------
                          Insurance--1.1%                         66,922     Axa                                          1,567,170
                          ---------------------------------------------------------------------------------------------------------
                          Oil & Gas--4.0%                         26,430     TotalFinaElf SA (d)                          5,785,384
                          ---------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--2.1%                   40,522     Sanofi-Aventis                               3,050,930
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in France               16,137,241
===================================================================================================================================
Germany--3.4%             Commercial Banks--0.6%                  37,928     Bayerische Hypo- und Vereinsbank AG            845,346
                          ---------------------------------------------------------------------------------------------------------
                          Diversified Financial                   18,221     Deutsche Boerse AG                           1,078,851
                          Services--0.7%
                          ---------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication           27,129     Deutsche Telekom AG (Registered Shares)        576,172
                          Services--0.4%
                          ---------------------------------------------------------------------------------------------------------
                          Electric Utilities--1.3%                22,658     E.On AG                                      1,907,096
                          ---------------------------------------------------------------------------------------------------------
                          Thrifts & Mortgage Finance--0.4%        13,366    +Hypo Real Estate Holding AG                    517,645
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Germany               4,925,110
===================================================================================================================================
Ireland--2.3%             Commercial Banks--2.3%                 171,381     Allied Irish Banks PLC                       3,355,110
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Ireland               3,355,110
===================================================================================================================================
Italy--5.3%               Commercial Banks--3.4%                 265,886     Banca Intesa SpA                             1,003,941
                                                                  46,279     Banco Popolare di Verona e Novara Scrl         885,087
                                                                 506,619     Intesa BCI SpA                               2,242,163
                                                                 154,265     Unicredito Italiano SpA                        850,858
                                                                                                                       ------------
                                                                                                                          4,982,049
                          ---------------------------------------------------------------------------------------------------------
                          Electric Utilities--1.2%               195,470     Enel SpA (d)                                 1,740,070
                          ---------------------------------------------------------------------------------------------------------
                          Oil & Gas--0.7%                         44,168     ENI SpA                                      1,084,099
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Italy                 7,806,218
===================================================================================================================================
Netherlands--3.9%         Air Freight & Logistics--1.3%           72,234     TNT Post Group NV                            1,893,172
                          ---------------------------------------------------------------------------------------------------------
                          Commercial Banks--1.2%                  69,997     ABN AMRO Holding NV                          1,719,186
                          ---------------------------------------------------------------------------------------------------------
                          Diversified Financial                   26,775     Euronext NV                                    810,989
                          Services--1.4%                          43,400     ING Groep NV                                 1,193,992
                                                                                                                       ------------
                                                                                                                          2,004,981
                          ---------------------------------------------------------------------------------------------------------
                          Oil & Gas--0.0%                             10     Royal Dutch Petroleum Company                      573
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the Netherlands       5,617,912
===================================================================================================================================
Norway--1.8%              Oil & Gas--1.8%                        166,120     Statoil ASA                                  2,632,625
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Norway                2,632,625
===================================================================================================================================
Spain--3.3%               Diversified Telecommunication          145,255     Telefonica SA                                2,552,137
                          Services--1.7%
                          ---------------------------------------------------------------------------------------------------------
                          Media--0.3%                             21,982    +Gestevision Telecinco SA                       415,440
                          ---------------------------------------------------------------------------------------------------------
                          Tobacco--1.3%                           45,696     Altadis, SA                                  1,865,696
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Spain                 4,833,273
                          =========================================================================================================


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004        19

[LOGO] Merrill Lynch Investment Managers

                                    Merrill Lynch Master International Portfolio

Europe                                                                                                                   Value
(concluded)               Industry*                          Shares Held     Common Stocks                        (in U.S. dollars)
===================================================================================================================================
Sweden--2.0%              Building Products--0.4%                 34,289     Assa Abloy AB 'B'                         $    532,481
                          ---------------------------------------------------------------------------------------------------------
                          Machinery--1.6%                         40,768     SKF AB 'B'                                   1,732,682
                                                                  15,515     Scania AB 'B'                                  610,986
                                                                                                                       ------------
                                                                                                                          2,343,668
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Sweden                2,876,149
===================================================================================================================================
Switzerland--8.3%         Capital Markets--3.1%                   57,884     Credit Suisse Group                          2,261,133
                                                                  28,077     UBS AG (Registered Shares)                   2,272,512
                                                                                                                       ------------
                                                                                                                          4,533,645
                          ---------------------------------------------------------------------------------------------------------
                          Construction Materials--1.3%            32,590     Holcim Ltd. (Registered Shares)              1,870,223
                          ---------------------------------------------------------------------------------------------------------
                          Health Care Equipment &                  2,418     Nobel Biocare Holding AG                       435,406
                          Supplies--0.6%                           1,724     Straumann AG                                   377,253
                                                                                                                       ------------
                                                                                                                            812,659
                          ---------------------------------------------------------------------------------------------------------
                          Insurance--1.5%                         33,110     Swiss Re (Registered Shares)                 2,215,772
                          ---------------------------------------------------------------------------------------------------------
                          Machinery--0.5%                          2,143     Schindler Holding AG                           762,734
                          ---------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--1.3%                   40,415     Novartis AG (Registered Shares)              1,939,238
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Switzerland          12,134,271
===================================================================================================================================
United Kingdom--          Beverages--1.7%                        172,530     Diageo PLC                                   2,414,072
27.1%                     ---------------------------------------------------------------------------------------------------------
                          Commercial Banks--4.8%                 386,137     Barclays PLC                                 3,985,747
                                                                  98,105     Royal Bank of Scotland Group PLC             3,015,448
                                                                                                                       ------------
                                                                                                                          7,001,195
                          ---------------------------------------------------------------------------------------------------------
                          Commercial Services &                  119,246     Bunzl PLC                                    1,017,747
                          Supplies--0.7%
                          ---------------------------------------------------------------------------------------------------------
                          Food & Staples Retailing--2.1%          79,400     Boots Group PLC                                957,689
                                                                 370,176     Tesco PLC                                    2,133,390
                                                                                                                       ------------
                                                                                                                          3,091,079
                          ---------------------------------------------------------------------------------------------------------
                          Food Products--1.5%                    249,200     Cadbury Schweppes PLC                        2,224,536
                          ---------------------------------------------------------------------------------------------------------
                          Household Products--1.3%                62,158     Reckitt Benckiser PLC                        1,833,317
                          ---------------------------------------------------------------------------------------------------------
                          Industrial Conglomerates--1.4%         142,571     Smiths Group PLC                             2,086,176
                          ---------------------------------------------------------------------------------------------------------
                          Insurance--1.0%                        183,866     Prudential Corporation PLC                   1,467,346
                          ---------------------------------------------------------------------------------------------------------
                          Media--3.1%                             69,814     British Sky Broadcasting Group PLC
                                                                             ("BSkyB")                                      744,315
                                                                  61,754     Johnston Press PLC                             613,233
                                                                 197,753     Reed Elsevier PLC                            1,816,315
                                                                 115,134     WPP Group PLC                                1,272,055
                                                                                                                       ------------
                                                                                                                          4,445,918
                          ---------------------------------------------------------------------------------------------------------
                          Multi-Utilities & Unregulated          182,565     National Grid Group PLC                      1,670,709
                          Power--1.1%
                          ---------------------------------------------------------------------------------------------------------
                          Oil & Gas--2.7%                        216,128     BG Group PLC                                 1,499,658
                                                                 234,524     BP Amoco PLC                                 2,393,884
                                                                                                                       ------------
                                                                                                                          3,893,542
                          ---------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--1.7%                   64,162     AstraZeneca Group PLC                        2,508,105
                          ---------------------------------------------------------------------------------------------------------
                          Real Estate--0.5%                       26,038     The British Land Company PLC                   407,630
                                                                  15,426     Land Securities Group PLC                      378,906
                                                                                                                       ------------
                                                                                                                            786,536
                          ---------------------------------------------------------------------------------------------------------
                          Tobacco--1.6%                           89,068     Imperial Tobacco Group PLC                   2,320,557
                          ---------------------------------------------------------------------------------------------------------
                          Wireless Telecommunication           1,032,568     Vodafone Group PLC                           2,802,732
                          Services--1.9%
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the
                                                                             United Kingdom                              39,563,567
                          =========================================================================================================
                                                                             Total Common Stocks in Europe--71.4%       104,049,969
                          =========================================================================================================


20           MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

                                    Merrill Lynch Master International Portfolio

                                                                                                                         Value
Latin America             Industry*                          Shares Held     Common Stocks                        (in U.S. dollars)
===================================================================================================================================
Brazil--1.0%              Metals & Mining--1.0%                   69,885    +Companhia Vale do Rio Doce
                                                                             (Sponsored ADR) (a)                       $  1,449,415
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in
                                                                             Latin America--1.0%                          1,449,415
===================================================================================================================================
Pacific Basin/Asia
===================================================================================================================================
Australia--2.2%           Commercial Banks--1.2%                  83,939     Australia and New Zealand Banking
                                                                             Group Ltd.                                   1,305,822
                                                                  34,870     Westpac Banking Corporation Limited            501,611
                                                                                                                       ------------
                                                                                                                          1,807,433
                          ---------------------------------------------------------------------------------------------------------
                          Media--0.5%                            190,000     APN News & Media Limited                       735,631
                          ---------------------------------------------------------------------------------------------------------
                          Metals & Mining--0.5%                  373,282    +Zinifex Limited                                671,940
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Australia             3,215,004
===================================================================================================================================
Hong Kong--0.5%           Real Estate--0.5%                       77,860     Cheung Kong (Holdings) Ltd.                    750,969
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Hong Kong               750,969
===================================================================================================================================
Japan--21.6%              Automobiles--3.8%                      177,400     Nissan Motor Co., Ltd.                       1,872,455
                                                                  97,700     Toyota Motor Corporation                     3,668,680
                                                                                                                       ------------
                                                                                                                          5,541,135
                          ---------------------------------------------------------------------------------------------------------
                          Beverages--0.8%                         98,600     Asahi Breweries Limited                      1,167,335
                          ---------------------------------------------------------------------------------------------------------
                          Chemicals--0.6%                         23,400     Shin-Etsu Chemical Co., Ltd.                   908,274
                          ---------------------------------------------------------------------------------------------------------
                          Commercial Banks--3.0%                 153,000    +The Bank of Yokohama, Ltd.                     967,459
                                                                  52,000     The Hiroshima Bank, Ltd.                       255,966
                                                                     180     Mitsubishi Tokyo Financial Group, Inc.       1,707,281
                                                                     211     Sumitomo Mitsui Financial Group, Inc.        1,467,630
                                                                                                                       ------------
                                                                                                                          4,398,336
                          ---------------------------------------------------------------------------------------------------------
                          Commercial Services &                   15,000     Secom Co., Ltd.                                593,900
                          Supplies--0.4%
                          ---------------------------------------------------------------------------------------------------------
                          Construction &                          60,000     COMSYS Holdings Corporation                    518,313
                          Engineering--1.1%                      177,000     Obayashi Corporation                         1,101,999
                                                                                                                       ------------
                                                                                                                          1,620,312
                          ---------------------------------------------------------------------------------------------------------
                          Consumer Finance--1.0%                  11,000     Orix Corporation                             1,401,819
                          ---------------------------------------------------------------------------------------------------------
                          Food & Staples Retailing--0.6%          11,600     Circle K Sunkus Co., Ltd.                      265,188
                                                                   9,900     MINISTOP CO., LTD.                             165,457
                                                                  17,000     YORK-Benimaru Co., Ltd.                        470,500
                                                                                                                       ------------
                                                                                                                            901,145
                          ---------------------------------------------------------------------------------------------------------
                          Food Products--0.4%                     46,000     Ajinomoto Co., Inc.                            521,329
                          ---------------------------------------------------------------------------------------------------------
                          Gas Utilities--0.4%                    161,000     Tokyo Gas Co.                                  646,850
                          ---------------------------------------------------------------------------------------------------------
                          Health Care Providers &                 10,800     Kobayashi Pharmaceutical Co., Ltd.             285,773
                          Services--0.2%
                          ---------------------------------------------------------------------------------------------------------
                          Household Durables--1.1%                 4,200     Funai Electric Co., Ltd.                       525,843
                                                                  33,400     Matsushita Electric Industrial
                                                                             Company, Ltd.                                  497,450
                                                                  54,000     Sekisui House, Ltd.                            597,286
                                                                                                                       ------------
                                                                                                                          1,620,579
                          ---------------------------------------------------------------------------------------------------------
                          Household Products--0.5%                16,000     Uni-Charm Corporation                          742,449
                          ---------------------------------------------------------------------------------------------------------
                          Insurance--0.5%                             55     Millea Holdings, Inc.                          775,816
                          ---------------------------------------------------------------------------------------------------------
                          Leisure Equipment &                     23,000     BANDAI CO., LTD.                               469,867
                          Products--0.3%
                          ---------------------------------------------------------------------------------------------------------
                          Office Electronics--3.1%                65,000     Brother Industries, Ltd.                       521,669
                                                                  44,900     Canon, Inc.                                  2,253,845
                                                                 101,000     Ricoh Co., Ltd.                              1,792,149
                                                                                                                       ------------
                                                                                                                          4,567,663
                          ---------------------------------------------------------------------------------------------------------
                          Oil & Gas--0.0%                              7     INPEX CORPORATION                               35,206
                          ---------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--0.8%                   23,200     Takeda Pharmaceutical Company Limited        1,142,001
                          ---------------------------------------------------------------------------------------------------------
                          Semiconductors & Semiconductor           4,800     Rohm Company Ltd.                              459,011
                          Equipment--0.3%


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004        21

[LOGO] Merrill Lynch Investment Managers

                                    Merrill Lynch Master International Portfolio

Pacific Basin/Asia                                                                                                       Value
(concluded)               Industry*                          Shares Held     Common Stocks                        (in U.S. dollars)
===================================================================================================================================
Japan                     Software--0.2%                          11,000     Sumisho Computer Systems Corporation      $    232,210
(concluded)               ---------------------------------------------------------------------------------------------------------
                          Textiles, Apparel &                     41,000     Onward Kashiyama Co., Ltd.                     558,393
                          Luxury Goods--0.4%
                          ---------------------------------------------------------------------------------------------------------
                          Trading Companies &                     19,000     Mitsubishi Corporation                         240,839
                          Distributors--0.8%                     108,000     Mitsui & Co., Ltd.                             937,166
                                                                                                                       ------------
                                                                                                                          1,178,005
                          ---------------------------------------------------------------------------------------------------------
                          Wireless Telecommunication                 113     KDDI Corporation                               558,432
                          Services--1.3%                             738     NTT DoCoMo, Inc.                             1,285,101
                                                                                                                       ------------
                                                                                                                          1,843,533
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Japan                31,610,941
===================================================================================================================================
Malaysia--0.4%            Hotels, Restaurants &                  249,150     Resorts World Berhad                           632,710
                          Leisure--0.4%
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Malaysia                632,710
===================================================================================================================================
Singapore--0.7%           Wireless Telecommunication             942,976     MobileOne Limited                            1,037,060
                          Services--0.7%
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Singapore             1,037,060
===================================================================================================================================
South Korea--0.5%         Wireless Telecommunication              30,610     SK Telecom Co., Ltd. (ADR) (a)                 689,031
                          Services--0.5%
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in South Korea             689,031
===================================================================================================================================
Taiwan--1.1%              Diversified Telecommunication           42,115     Chunghwa Telecom Co., Ltd. (ADR) (a)(d)        878,098
                          Services--0.6%
                          ---------------------------------------------------------------------------------------------------------
                          Wireless Telecommunication             660,000     Taiwan Cellular Corp.                          706,594
                          Services--0.5%
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Taiwan                1,584,692
===================================================================================================================================
Thailand--0.5%            Wireless Telecommunication              97,170     Advanced Info Service Public Company
                          Services--0.5%                                     Limited 'Foreign Registered'                   241,631
                                                                 437,400     Shin Corporation Public Company Limited
                                                                             'Foreign'                                      421,751
                                                                                                                       ------------
                                                                                                                            663,382
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Thailand                663,382
                          =========================================================================================================
                                                                             Total Common Stocks in the Pacific
                                                                             Basin/Asia--27.5%                           40,183,789
                          =========================================================================================================
                                                                             Total Common Stocks
                                                                             (Cost--$114,222,593)--99.9%                145,683,173
===================================================================================================================================


22           MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

Schedule of Investments (concluded)

                                    Merrill Lynch Master International Portfolio

                                                                                                                         Value
                                                     Beneficial Interest     Short-Term Securities                (in U.S. dollars)
===================================================================================================================================
                                                              $7,985,600     Merrill Lynch Liquidity Series, LLC
                                                                             Money Market Series (b)(c)                $  7,985,600
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Short-Term Securities
                                                                             (Cost--$7,985,600)--5.5%                     7,985,600
===================================================================================================================================
                          Total Investments (Cost--$122,208,193**)--105.4%                                              153,668,773

                          Liabilities in Excess of Other Assets--(5.4%)                                                  (7,886,322)
                                                                                                                       ------------
                          Net Assets--100.0%                                                                           $145,782,451
                                                                                                                       ============

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation/depreciation of investments as of November 30, 2004, as computed for federal income tax purposes were as follows:

      -------------------------------------------------------------------------
      Aggregate cost .....................................        $ 123,749,639
                                                                  =============
      Gross unrealized appreciation ......................        $  31,616,763
      Gross unrealized depreciation ......................           (1,697,629)
                                                                  -------------
      Net unrealized appreciation ........................        $  29,919,134
                                                                  =============

+     Non-income producing security.
(a)   American Depositary Receipts (ADR).
(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                          Net          Dividend
      Affiliate                                        Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series Cash
       Sweep Series I                                         --     $       588
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                           $  (138,137)    $    25,054
      Merrill Lynch Premier
       Institutional Fund                             (2,707,913)    $       454
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Security, or portion of security is on loan.

      See Notes to Financial Statements.


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004        23

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

                                    Merrill Lynch Master International Portfolio

As of November 30, 2004
======================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including securities loaned of $7,580,377) (identified
                        cost--$114,222,593) .......................................                      $ 145,683,173
                       Investments in affiliated securities (identified
                        cost--$7,985,600) .........................................                          7,985,600
                       Foreign cash (cost--$75,288) ...............................                             77,619
                       Receivables:
                          Securities sold .........................................    $   1,715,599
                          Dividends ...............................................        1,170,080
                          Contributions ...........................................           85,806
                          Securities lending ......................................            8,689
                          Interest from affiliates ................................              418         2,980,592
                                                                                       -------------
                       Prepaid expenses ...........................................                              1,734
                                                                                                         -------------
                       Total assets ...............................................                        156,728,718
                                                                                                         -------------
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ..................                          7,985,600
                       Payables:
                          Custodian bank ..........................................        1,607,735
                          Securities purchased ....................................          938,552
                          Withdrawals .............................................          364,977
                          Investment adviser ......................................           12,000
                          Other affiliates ........................................            1,233         2,924,497
                                                                                       -------------
                       Accrued expenses ...........................................                             36,170
                                                                                                         -------------
                       Total liabilities ..........................................                         10,946,267
                                                                                                         -------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Net assets .................................................                      $ 145,782,451
                                                                                                         =============
======================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------
                       Investor capital ...........................................                      $ 114,125,491
                       Unrealized appreciation--net ...............................                         31,656,960
                                                                                                         -------------
                       Net Assets .................................................                      $ 145,782,451
                                                                                                         =============

      See Notes to Financial Statements.


24           MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

Statement of Operations             Merrill Lynch Master International Portfolio

For the Six Months Ended November 30, 2004
======================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $157,118 foreign withholding tax) ........                      $   1,346,220
                       Securities lending .........................................                             25,508
                       Interest from affiliates ...................................                                588
                                                                                                         -------------
                       Total income ...............................................                          1,372,316
                                                                                                         -------------
======================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...................................    $     541,982
                       Custodian fees .............................................           55,449
                       Accounting services ........................................           55,109
                       Professional fees ..........................................           18,991
                       Trustees' fees and expenses ................................            8,598
                       Pricing fees ...............................................            6,110
                       Printing and shareholder reports ...........................              137
                       Other ......................................................            4,603
                                                                                       -------------
                       Total expenses .............................................                            690,979
                                                                                                         -------------
                       Investment income--net .....................................                            681,337
                                                                                                         -------------
======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net ........................................        6,972,690
                          Foreign currency transactions--net ......................           86,249         7,058,939
                                                                                       -------------
                       Change in unrealized appreciation on:
                          Investments--net ........................................        8,281,146
                          Foreign currency transactions--net ......................          (70,030)        8,211,116
                                                                                       -------------------------------
                       Total realized and unrealized gain .........................                         15,270,055
                                                                                                         -------------
                       Net Increase in Net Assets Resulting from Operations .......                      $  15,951,392
                                                                                                         =============

      See Notes to Financial Statements.


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004        25

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                    Merrill Lynch Master International Portfolio

                                                                                        For the Six          For the
                                                                                        Months Ended       Year Ended
                                                                                        November 30,         May 31,
Increase (Decrease) in Net Assets:                                                          2004              2004
======================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................    $     681,337     $   2,456,062
                       Realized gains--net ........................................        7,058,939        15,981,361
                       Change in unrealized appreciation--net .....................        8,211,116        11,746,630
                                                                                       -------------------------------
                       Net increase in net assets resulting from operations .......       15,951,392        30,184,053
                                                                                       -------------------------------
======================================================================================================================
Capital Transactions
----------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ................................       10,078,955        49,253,200
                       Fair value of withdrawals ..................................      (26,973,782)      (84,683,709)
                                                                                       -------------------------------
                       Net decrease in net assets derived from capital transactions      (16,894,827)      (35,430,509)
                                                                                       -------------------------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ...............................         (943,435)       (5,246,456)
                       Beginning of period ........................................      146,725,886       151,972,342
                                                                                       -------------------------------
                       End of period ..............................................    $ 145,782,451     $ 146,725,886
                                                                                       ===============================

      See Notes to Financial Statements.


26           MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

Financial Highlights                Merrill Lynch Master International Portfolio

                                                                   For the Six
                                                                   Months Ended              For the Year Ended May 31,
The following ratios have been derived from                        November 30,  -------------------------------------------------
information provided in the financial statements.                     2004          2004         2003          2002          2001
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....       11.90%+       21.12%      (11.64%)       (9.27%)          --
                                                                   ===============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................         .96%*         .94%         .97%          .94%          .89%
                                                                   ===============================================================
                       Investment income--net .................         .94%*        1.60%        1.48%          .92%          .68%
                                                                   ===============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $145,782      $146,726     $151,972      $229,126      $366,720
                                                                   ===============================================================
                       Portfolio turnover .....................       25.36%        73.55%      132.93%       140.65%        88.01%
                                                                   ===============================================================

*     Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Aggregate total investment return.

      See Notes to Financial Statements.


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004        27

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements       Merrill Lynch Master International Portfolio

1. Significant Accounting Policies:

Merrill Lynch Master International Portfolio (the "Portfolio") is a series of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such


28           MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

                                    Merrill Lynch Master International Portfolio

      initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is considered as a "pass through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004        29

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

                                    Merrill Lynch Master International Portfolio

may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank -- The Portfolio recorded an amount payable to the custodian bank which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates: .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of November 30, 2004, the Portfolio lent securities with a value of $4,049,550 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIMIL or its affiliates. For the six months ended November 30, 2004, MLIM, LLC received $10,177 in securities lending agent fees.

In addition, MLPF&S received $9,362 in commissions on the execution of portfolio security transactions for the Portfolio for the six months ended November 30, 2004.

For the six months ended November 30, 2004, the Portfolio reimbursed MLIMIL $1,622 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Funds, Inc., MLIMIL, FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2004 were $35,998,078 and $50,595,224, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of ..07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus ..50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended November 30, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


30           MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004

Officers and Directors/Trustees

Terry K. Glenn, Director/Trustee and President
David O. Beim, Director/Trustee
James T. Flynn, Director/Trustee
W. Carl Kester, Director/Trustee
Karen P. Robards, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
Ian Rowley, Vice President and Co-Portfolio Manager
Nigel Waller, Vice President and Co-Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn will retire as President and Director/Trustee of Merrill Lynch International Fund and Merrill Lynch Master International Portfolio. The Fund's/Trust's Board of Directors/Trustees wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. will become President and Director/Trustee of the Fund and the Trust.
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


             MERRILL LYNCH INTERNATIONAL FUND        NOVEMBER 30, 2004        31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch International Fund
Of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                #MLINTL -- 11/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust

By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    President of
    Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust

Date: January 13, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    President of
    Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust

Date: January 13, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust

Date: January 13, 2005